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                                                                   EXHIBIT 10.46
               [letterhead of Nixon, Hargrave, Devans & Doyle llp]


                                                 WRITER'S DIRECT DIAL NUMBER:
                                                        (716) 853-8105

                             December 14, 1995



Samuel P. and Sherry J. Scott      Kelly Scott Herold, Trustee
4300 South Fletcher Avenue         1230 Greenridge Road
Fernandina Beach, FL  32034        Jackonsville, FL  32207

Gregory Keith Scott                Drew Eric Scott
3136-A South Fletcher Avenue       3000-B South Fletcher Avenue
Fernandina, FL  32024              Fernandina, FL  32024

          RE: Stock Purchase Agreement dated October 10, 1995, as Amended (the "Agreement")

Dear Ladies and Gentlemen:

          Reference is made to the above-referenced Agreement. Pursuant to the Agreement, we are delivering to you installment notes (the "Notes") in the aggregate principal amount of $45,000,000 which are secured by letters of credit issued by The First National Bank of Chicago ("First Chicago"). We have agreed that you will be responsible for the fees, charges, costs and expenses (including interest expenses) of First Chicago to issue and administer the letters of credit (the "Letter of Credit Fees"). You have further agreed that you will reimburse us for the Letter of Credit Fees upon our payment of the principal and interest on the Notes.

          If you are in agreement with the foregoing, please sign this letter where indicated.

                                     Sincerely,


                                     GENERAL MANUFACTURED HOUSING, INC.

                                     By: /s/ Samuel P. Scott
                                        --------------------------------
                                         Name:
                                         Title:

AGREED AND ACKNOWLEDGED:


 /s/ Samuel P. Scott
---------------------------
    Samuel P. Scott


 /s/ Sherry J. Scott
---------------------------
    Sherry J. Scott


 /s/ Gregory Keith Scott
---------------------------
  Gregory Keith Scott


 /s/ Drew  Eric Scott
---------------------------
    Drew Eric Scott


 /s/ Kelly Scott Herold
---------------------------
  Kelly Scott Herold